Exhibit 10.1
FIRST INCREMENTAL FACILITY AMENDMENT dated as of February 19, 2020 (this “Amendment”), to the CREDIT AGREEMENT dated as of November 1, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PITNEY BOWES INC., a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent.
WHEREAS the Borrower, in accordance with Section 2.21 of the Credit Agreement, has requested that the financial institutions set forth on Schedule I hereto (the “Incremental Tranche B Term Lenders”) commit to make Incremental Term Loans to the Borrower in an aggregate principal amount of $850,000,000 (the “Incremental Tranche B Term Loans”) on the Incremental Tranche B Term Effective Date (as defined below) (the commitment of each Incremental Tranche B Term Lender to provide its applicable portion of the Incremental Tranche B Term Loans, as set forth opposite such Incremental Tranche B Term Lender’s name on Schedule I hereto, is such Incremental Tranche B Term Lender’s “Incremental Tranche B Term Commitment”), the proceeds of which will be used (a) to refinance Existing Senior Notes of the Borrower and (b) to pay fees and expenses incurred in connection with the foregoing;
WHEREAS the Incremental Tranche B Term Lenders are willing to make the Incremental Tranche B Term Loans to the Borrower on the Incremental Tranche B Term Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement;
WHEREAS in accordance with Sections 2.21 and 9.02, the Credit Agreement may be amended to give effect to the existence and terms of the Incremental Tranche B Term Loans; and
WHEREAS JPMorgan, MUFG Bank, Ltd., SunTrust Robinson Humphrey, Inc., Citibank, N.A., Goldman Sachs Bank USA and Citizens Bank, N.A., have been appointed by the Borrower to act, and have agreed to act, as joint lead arrangers and joint bookrunners for the Incremental Tranche B Term Loans (in such capacities, the “Lead Arrangers”).
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.Interpretation.

(a)    Capitalized terms used and not defined herein (including in the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.    Incremental Tranche B Term Loans.
(a)    On the terms and subject to the conditions set forth herein and in the Credit Agreement, each Incremental Tranche B Term Lender hereby agrees, severally and not jointly, to make an Incremental Tranche B Term Loan to the Borrower on the Incremental Tranche B Term Effective Date in an aggregate principal amount equal to its Incremental Tranche B Term Commitment. The proceeds of the Incremental Tranche B Term Loans shall be used by the Borrower for the purposes set forth in the recitals to this Amendment.
(b)    The Incremental Tranche B Term Loans shall constitute a new Class of Term Loans under the Credit Agreement. The initial Interest Period for the Incremental Tranche B Term Loans shall be as set forth in the Borrowing Request with respect to the Incremental Tranche B Term Loans. Unless the context shall otherwise require, from and after the Incremental Tranche B Term Effective Date, each Incremental Tranche B Term Lender shall constitute a “Term Lender” and “Lender”, each Incremental Tranche B Term Commitment shall constitute a “Commitment” and the loans made thereunder shall constitute “Incremental Term Loans”, “Incremental Tranche B Term Loans” and “Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.
(c)    The Borrower may make only one borrowing under the Incremental Tranche B Term Commitments on the Incremental Tranche B Term Effective Date. Any amount borrowed under this Section 2 and subsequently repaid or prepaid may not be reborrowed. Each Incremental Tranche B Term Lender’s Incremental Tranche B Term Commitment shall terminate immediately and without further action on the Incremental Tranche B Term Effective Date after giving effect to the initial funding of such Incremental Tranche B Term Lender’s Incremental Tranche B Term Loans on the Incremental Tranche B Term Effective Date. The Incremental Tranche B Term Loans shall be denominated in Dollars.
(d)    This Amendment shall satisfy the requirements of Section 2.21(a) of the Credit Agreement regarding the delivery of a written notice with respect to the Incremental Tranche B Term Commitments contemplated by this Amendment.
SECTION 3.    Amendments to the Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:
“First Incremental Facility Amendment” means the First Incremental Facility Amendment, dated as of February 19, 2020, among the Borrower,

the Incremental Tranche B Term Lenders party thereto and the Administrative Agent.
“Incremental Tranche B Term Effective Date” means February 19, 2020.
“Incremental Tranche B Term Lender” has the meaning assigned to such term in the First Incremental Facility Amendment.
“Incremental Tranche B Term Loans” has the meaning assigned to such term in the First Incremental Facility Amendment.
“Repricing Transaction” means the prepayment or refinancing of all or a portion of the Incremental Tranche B Term Loans with the proceeds of the incurrence by the Borrower or any Subsidiary of any long-term bank debt financing or any other financing similar to such Incremental Tranche B Term Loans, in each case having a lower all-in yield (taking into account any original issue discount and upfront fees in respect of such financing and any pricing “floor” applicable thereto) than the interest rate margin applicable to such Incremental Tranche B Term Loans, other than any such prepayment or refinancing in connection with a change of control.
“Tranche B Term Maturity Date” means January 7, 2025, as the same may be extended pursuant to Section 2.22; provided that, if, on any date prior to the then-scheduled Tranche B Term Maturity Date that is ninety-one (91) days prior to the scheduled maturity date in respect of (x) any series of the Existing Senior Notes and/or (y) any Refinancing Indebtedness in respect of any series of Existing Senior Notes (any such date, a “Tranche B Term Springing Maturity Date” and any such maturing Existing Senior Notes or Refinancing Indebtedness, “Reference Debt”), Reference Debt is outstanding in an aggregate principal amount in excess of $150,000,000, the Tranche B Term Maturity Date shall instead be the Tranche B Term Springing Maturity Date; provided further, in each case, if such date is not a Business Day, the Tranche B Term Maturity Date shall be the immediately preceding Business Day.
(b)    Paragraph (b) of the definition of Applicable Rate in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b) with respect to any Incremental Tranche B Term Loan, (i) 4.50% per annum, in the case of an ABR Loan, or (ii) 5.50% per annum, in the case of a Eurocurrency Loan.”
(c)    A new paragraph (c) is hereby added to the definition of Applicable Rate in Section 1.01 of the Credit Agreement as follows:

“(c) with respect to any Incremental Facilities (other than the Incremental Tranche B Loans), the applicable rate per annum as set forth in the applicable Incremental Facility Amendment.”
(d)    The definition of “Required Covenant Lenders” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Required Covenant Lenders” means, at any time, Lenders having Revolving Exposures, unfunded Revolving Commitments, Tranche A Term Loans, unfunded Tranche A Term Commitments and Incremental Tranche B Term Loans together representing more than 50% of the sum of the Aggregate Revolving Exposure, unfunded Revolving Commitments, Tranche A Term Loans, unfunded Tranche A Term Commitments and Incremental Tranche B Term Loans at such time; provided that whenever there are one or more Defaulting Lenders, the total outstanding Revolving Exposures, Tranche A Term Loans and Incremental Tranche B Term Loans of, and the unfunded Revolving Commitments and Tranche A Term Commitments of, each Defaulting Lender, shall be excluded for purposes of making a determination of Required Covenant Lenders.”
(e)    Section 2.10 of the Credit Agreement is hereby amended to add the following at the end of such Section:
(e) The Borrower shall repay to the Administrative Agent, for the account of each Incremental Tranche B Term Lender, Incremental Tranche B Term Loans made pursuant to the First Incremental Facility Amendment on the last day of each quarter set forth below and in an amount equal to the outstanding principal amount of the Incremental Tranche B Term Loans on the Incremental Tranche B Term Effective Date multiplied by the percentage set forth below, with the unpaid balance being payable on the Tranche B Term Maturity Date:

Date	Amount
June 30, 2020	1.25%
September 30, 2020	1.25%
December 31, 2020	1.25%
March 31, 2021	1.25%
June 30, 2021	1.25%
September 30, 2021	1.25%
December 31, 2021	1.25%
March 31, 2022	1.25%
June 30, 2022	1.875%
September 30, 2022	1.875%
December 31, 2022	1.875%
March 31, 2023	1.875%
June 30, 2023	2.50%
September 30, 2023	2.50%
December 31, 2023	2.50%
March 31, 2024	2.50%
June 30, 2024	2.50%
September 30, 2024	2.50%
December 31, 2024	2.50%

Any optional prepayment by the Borrower of Incremental Tranche B Term Loans shall be applied to reduce the subsequent scheduled repayments to be made pursuant to this Section as directed by the Borrower.
(f)    Section 2.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, without premium or penalty, subject to Section 2.11(h) below and Section 2.16.”
(g)    Section 2.11(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Prior to any optional prepayment of Borrowings under this Section, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment delivered pursuant to paragraph (g) of this Section. In the event of any mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the aggregate amount of such prepayment shall be allocated among the Term Borrowings of each such Class (including the Incremental Tranche B Term Loans and, to the extent provided in the Incremental Facility Amendment for any Class of other Incremental Term Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class; provided that any Term Lender (including each Incremental Tranche B Term Lender and, to the extent provided in the Incremental Facility Amendment for any Class of other Incremental Term Loans, any Lender that holds Incremental Term Loans of such Class) may elect, by notice to the Administrative Agent in writing (via hand delivery, facsimile or other electronic imaging) at least one Business Day prior to the required prepayment date, to decline all or any portion of any prepayment of its Loans pursuant to this Section (other than (x) an optional prepayment pursuant to paragraph (a) of this Section or (y) a mandatory prepayment triggered by an event described in clause (c) of the definition of the term “Prepayment Event”, neither of which may be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay such Loans may be retained by the Borrower.”

(h)    Section 2.11 of the Credit Agreement is hereby amended to add a new paragraph (h) as follows:
“(h) In the event that, on or prior to the date that is twelve months after December 18, 2019, the Borrower (A) prepays, repays, refinances, substitutes or replaces any Incremental Tranche B Term Loans in connection with a Repricing Transaction (including, for the avoidance of doubt, any prepayment made as a result of a Prepayment Event described in clause (c) thereof that constitutes a Repricing Transaction) or (B) effects any amendment, modification or waiver of, or consent under, this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Incremental Tranche B Term Lender, (I) in the case of clause (A), a premium of 1.00% of the aggregate principal amount of the Incremental Tranche B Term Loans so prepaid, repaid, refinanced, substituted or replaced and (II) in the case of clause (B), a fee equal to 1.00% of the aggregate principal amount of the Incremental Tranche B Term Loans that are the subject of such Repricing Transaction outstanding immediately prior to such amendment. If, on or prior to the date that is twelve months after December 18, 2019, all or any portion of the Incremental Tranche B Term Loans held by any Incremental Tranche B Term Lender are prepaid, repaid, refinanced, substituted or replaced pursuant to Section 2.19 as a result of, or in connection with, such Incremental Tranche B Term Lender not agreeing or otherwise consenting to any waiver, consent, modification or amendment in connection with a Repricing Transaction, such prepayment, repayment, refinancing, substitution or replacement will be made at 101% of the principal amount so prepaid, repaid, refinanced, substituted or replaced. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction in Dollars and in immediately available funds.”
(i)    Section 2.21(a) of the Credit Agreement is hereby amended as follows:
(i)    The reference to “$250,000,000” in such Section is hereby replaced with “$200,000,000”;
(ii)     The reference to “50.0%” in such Section is hereby replaced with “40.0%”; and
(iii)    The reference to “2.75 to 1.00” in such Section is hereby replaced with “2.25 to 1.00”.
(j)    Section 2.21(b) of the Credit Agreement is hereby amended to add the following at the end of such Section:
“Notwithstanding the foregoing, if the all-in-yield applicable to any such Incremental Term Loan B Facility determined as of the initial funding date for such Incremental Term Loan B Facility is more than 0.50% higher than the corresponding all-in-yield applicable to the Incremental Tranche B Term Loans, then the interest rate margin for the Incremental Tranche B Term Loans shall be increased by an amount equal to the difference between the all-in-yield with respect to such Incremental Term Loan B Facility and the corresponding all-in-yield on the Incremental Tranche B Term Loans, minus 0.50% (for purposes of such calculation and with respect to any such facility, (x) subject to clause (z) below, all-in yield shall be deemed to include all upfront fees and original issue discount (based on a four-year average life to maturity or, if less, the remaining life to maturity) payable to all lenders providing such facility, (y) if the Incremental Term Loan B Facility includes a “LIBOR” interest rate floor greater than the applicable interest rate floor with respect to the Incremental Tranche B Term Loans and such floor is greater than the LIBO Rate for a 3-month Interest Period at such time, such excess amount (above the greater of such floor and such LIBO Rate) shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the interest rate margin under the Incremental Tranche B Term Loans shall be required, but only to the extent an increase in the interest rate floor in the Incremental Tranche B Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case, the interest rate floor (but not the interest rate margin) applicable to the Incremental Tranche B Term Loans shall be increased to the extent of such excess and (z) all-in yield shall exclude structuring, advisory, success, underwriting, commitment, arrangement, ticking, amendment, consent and similar fees payable in connection therewith whether or not shared with all lenders providing such facility and any other fees not paid by the Borrower generally to all lenders providing such facility ratably or, if only one lender (or affiliated group of lenders) is providing such facility, are fees of the type not customarily shared with lenders generally).”
(k)    Section 6.01(a)(xx) of the Credit Agreement is hereby amended to replace the reference therein to “2.75 to 1.00” with “2.25 to 1.00”.
(l)    Section 6.01 of the Credit Agreement is hereby amended to add a new paragraph (d) as follows:
“(d) Notwithstanding anything herein to the contrary, no Foreign Subsidiary shall Guarantee any Material Indebtedness of the Borrower or any U.S. Subsidiary that is a Loan Party unless substantially contemporaneously with the incurrence of such Guarantee such Foreign Subsidiary shall Guarantee the Obligations pursuant to documentation reasonably acceptable to the Administrative Agent.”
(m)    Section 6.04(t) of the Credit Agreement is hereby amended to replace the reference therein to “3.50:1.00” with “3.00:1.00”.
(n)    Section 6.08(a) of the Credit Agreement is hereby amended to add “so long as no Event of Default has occurred and is continuing (or would result therefrom)” immediately after the words “except that” in the first sentence of such Section.
(o)    Section 6.08(a)(v) of the Credit Agreement is hereby amended to replace the reference therein to “3.00:1.00” with “2.50:1.00”.
(p)    Section 6.08(a)(xi) of the Credit Agreement is hereby amended to (i) replace the reference therein to “$100,000,000” with “$50,000,000” and (ii) replace the reference therein to “clause (x)” with “clause (xi)”.
(q)    Section 6.08(b)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“payments of or in respect of Indebtedness in an amount equal to, at the time such payments are made and after giving effect thereto, the Available Amount at such time; provided that (x) no Default or Event of Default shall have occurred and be continuing (or would result therefrom) and (y) after giving effect thereto on a Pro Forma Basis, the Borrower would be in compliance with Sections 6.12 and 6.13;”
(r)    Section 6.08(b)(v) of the Credit Agreement is hereby amended to replace the reference therein to “3.00:1.00” with “2.50:1.00”.
(s)    The second paragraph of Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“The provisions of this Section are solely for the benefit of the Revolving Lenders, the Tranche A Term Lenders and the Incremental Tranche B Term Lenders and, unless otherwise provided in any Incremental Facility Amendment, not for the benefit of any lenders providing any other Incremental Facility. Notwithstanding the provisions of Section 9.02, the Required Covenant Lenders may (i) amend or otherwise modify this Section or, solely for the purposes of this Section, the defined terms used, directly or indirectly, therein, or (ii) waive any non-compliance with Section 6.12 or any Event of Default resulting from such noncompliance, in each case without the consent of any other Lenders.”
(t)     The second paragraph of Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“The provisions of this Section are solely for the benefit of the Revolving Lenders, the Tranche A Term Lenders and the Incremental Tranche B Term Lenders and, unless otherwise provided in any Incremental Facility Amendment, not for the benefit of any lenders providing any other Incremental Facility. Notwithstanding the provisions of Section 9.02, the Required Covenant Lenders may (i) amend or otherwise modify this Section or, solely for the purposes of this Section, the defined terms used, directly or indirectly, therein, or (ii) waive any non-compliance with this Section or any Event of Default resulting from such noncompliance, in each case without the consent of any other Lenders.”
(u)     The proviso in Section 7.01(d) is hereby amended and restated in its entirety as follows:
“provided that, unless otherwise provided in any Incremental Facility Amendment, any failure to comply with Section 6.12 or 6.13 shall not constitute an Event of Default with respect to any Incremental Loans (other than the Incremental Tranche B Term Loans) unless and until the Administrative Agent or the Required Covenant Lenders shall have terminated the Revolving Commitments or exercised remedies with respect to outstanding Revolving Loans, Tranche A Term Loans or Incremental Tranche B Term Loans pursuant to this Article VII”.
(v)    The final proviso in Section 7.01 is hereby amended and restated in its entirety as follows:
“provided, however, that, unless otherwise provided in any Incremental Facility Amendment, upon the occurrence and during the continuance of any Event of Default attributable to a failure to comply with Section 6.12 or 6.13, (w) actions pursuant to clause (i) may be taken by a Majority in Interest of the Revolving Lenders (excluding any Defaulting Lenders) with respect to the Revolving Loans only (without the requirement for Required Lender action) or by the Administrative Agent at the direction of such Lenders, (x) actions pursuant to clause (ii) with respect to the Tranche A Term Loans may be taken by a Majority in Interest of the Tranche A Term Lenders (excluding any Defaulting Lenders) with respect to the Tranche A Term Loans only (without the requirement for Required Lender action) or by the Administrative Agent at the direction of such Lenders, (y) actions pursuant to clause (ii) with respect to the Incremental Tranche B Term Loans may be taken by Required Covenant Lenders (without the requirement for Required Lender action) or by the Administrative Agent at the direction of such Lenders and (z) only if action has been taken in respect of such Event of Default under clause (i) (with respect to the Revolving Loans) by a Majority in Interest of the Revolving Lenders (excluding any Defaulting Lenders) or by the Administrative Agent at the direction of such Lenders or has been taken in respect of such Event of Default under clause (ii) (with respect to the Tranche A Term Loans or the Incremental Tranche B Term Loans) by a Majority in Interest of the Tranche A Term Lenders or the Required Covenant Lenders, as the case may be (excluding in each case any Defaulting Lenders) or by the Administrative Agent at the direction of such Lenders, then such Event of Default will be deemed to be an Event of Default with respect to any Incremental Facility hereunder and the remedies set forth above can be exercised in respect of any such Incremental Facility.
(w)    The first sentence of Section 9.14 of the Credit Agreement shall be amended to add the following proviso at the end of such sentence:
“; provided, further, however, that notwithstanding the foregoing, without the consent of the Required Lenders, no Loan Party that is a Restricted Subsidiary shall be released from its obligations under the Loan Documents if such Loan Party becomes an Excluded Subsidiary solely pursuant to clause (b) of the definition of “Excluded Subsidiary” solely by virtue of a disposition of Equity Interests (unless, for the avoidance of doubt, another clause of the definition of “Excluded Subsidiary” is then applicable), unless such disposition is a good faith disposition to a bona-fide unaffiliated third party whose primary purpose is not the release of the Guarantee and obligations of such Loan Party under the Loan Documents”.

SECTION 4.    Representations and Warranties. The Borrower (with respect to itself and, where applicable, the Restricted Subsidiaries) represents and warrants to the Administrative Agent and to the Incremental Tranche B Term Lenders on and as of the Incremental Tranche B Term Effective Date that:
(a)    this Amendment and the transactions contemplated hereby are within each Loan Party’s corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action;
(b)    this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, when executed and delivered by the Borrower, will constitute a legal, valid and binding obligation of the Borrower, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c)    the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects), except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date (it being understood and agreed that the reference in Section 3.15 of the Credit Agreement to “the Closing Date, after giving effect to the Transactions” shall be deemed to refer instead to “the Incremental Tranche B Term Effective Date, after giving effect to the transactions to be consummated on the Incremental Tranche B Term Effective Date”); and
(d)    at the time of and immediately after giving effect to such Incremental Tranche B Term Loans, no Default or Event of Default shall have occurred and be continuing.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the date first above written (the “Incremental Tranche B Term Effective Date”) upon satisfaction of the following conditions:
(a)    the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, each other Loan Party and each Incremental Tranche B Term Lender, (ii) a copy of (A) each organizational document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (B) signature and incumbency certificates of the responsible officers of each Loan Party executing this Amendment, (C) copies of resolutions of the board of directors or managers, shareholders, partners, and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Incremental Tranche B Term Effective Date by a secretary, an assistant secretary or a responsible officer of such Loan Party as being in full force and effect without modification or amendment and (D) a good standing certificate (to the extent such concept, or an analogous concept, exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation, and (iii) favorable written opinions (addressed to the Administrative Agent and the Incremental Tranche B Term Lenders and dated the Incremental Tranche B Term Effective Date) of (A) Gibson, Dunn & Crutcher LLP, external counsel for the Loan Parties, (B) Day Pitney LLP, external Connecticut counsel for the Loan Parties and (C) Julie Solomon, internal counsel for the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent;
(b)    the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Incremental Tranche B Term Effective Date, including pursuant to Section 10 hereof, to the extent invoiced at least three Business Days prior to the Incremental Tranche B Term Effective Date (or such shorter period agreed by the Borrower in its sole discretion), reimbursement or payment of all reasonable, documented and invoiced out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder, under any other Loan Document or under any other agreement entered into by any of the Arrangers, the Administrative Agent and the Incremental Tranche B Term Lenders, on the one hand, and any of the Loan Parties, on the other hand; provided that such amounts may be offset against the proceeds of the Incremental Tranche B Term Loans;
(c)    the Borrower shall have delivered to the Administrative Agent, in accordance with Section 2.03 of the Credit Agreement, a Borrowing Request with respect to the borrowing of the Incremental Tranche B Term Loans to be made on the Incremental Tranche B Term Effective Date;
(d)    the Administrative Agent shall have received a certificate from a Financial Officer of the Borrower, substantially in the form of Exhibit L to the Credit Agreement, certifying as to the solvency of the Borrower and its Restricted Subsidiaries as of the Incremental Tranche B Term Effective Date on a consolidated basis after giving effect to the Amendment;
(e)    (i) the Administrative Agent shall have received, at least three Business Days prior to the Incremental Tranche B Term Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, that has been requested at least 10 Business Days prior to the Incremental Tranche B Term Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and an Incremental Tranche B Term Lender has requested in a written notice to the Borrower at least 10 Business Days prior to the Incremental Tranche B Term Effective Date a Beneficial Ownership Certification in relation to the Borrower, such Incremental Tranche B Term Lender shall have received such Beneficial Ownership Certification with respect to the Borrower at least three Business Days prior to the Incremental Tranche B Term Effective Date (provided that, upon the execution and delivery by such Incremental Tranche B Term Lender of its signature page to this Amendment, the conditions set forth in this clause (v) shall be deemed to be satisfied); and
(f)    the Administrative Agent shall have received a certificate, dated the Incremental Tranche B Term Effective Date and signed by a Financial Officer or the President or a Vice President of the Borrower, confirming accuracy of the representations and warranties set forth in Section 4.
SECTION 6.    Effects on Loan Documents; No Novation. (a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Incremental Tranche B Term Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Incremental Tranche B Term Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” and an “Incremental Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents.
(a)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Security Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any Security Document, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 7.    Miscellaneous. The provisions of Sections 9.09, 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 8.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
SECTION 9.    Reaffirmation. Each of the Loan Parties hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as modified by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the

Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the guarantees of the Loan Parties and the grants of security interests by the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect in respect of, and to secure, the Obligations (including the Incremental Tranche B Term Commitments and the Incremental Tranche B Term Loans made hereunder).
SECTION 10.    Ticking Fee. The Borrower agrees to pay to the Administrative Agent, for the accounts of the Incremental Tranche B Term Lenders, a ticking fee, which shall accrue during the period commencing on December 18, 2019 and ending on and including the Incremental Tranche B Term Effective Date, at a rate per annum equal to the Applicable Ticking Fee Rate (as defined below) to be calculated based on the average daily amount of the outstanding commitments in respect of the Incremental Tranche B Term Loans allocated on December 18, 2019. As used in this paragraph, “Applicable Ticking Fee Rate” means (i) from and including December 18, 2019 until and including January 17, 2020, 0.00%, (ii) from and including January 18, 2020 until and including February 16, 2020, 2.75%, and (iii) from and including February 17, 2020, 5.50% (for the avoidance of doubt, no ticking fees shall be payable with respect to the portion of the Incremental Tranche B Term Loans allocated on February 7, 2020).
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.
PITNEY BOWES INC., as Borrower,
by
_________________________

Name:

Title:

PITNEY BOWES PRESORT SERVICES, LLC
by

Name:
Title:

PITNEY BOWES SHELTON REALTY LLC,
by

Name:
Title:

PITNEY BOWES GLOBAL FINANCIAL SERVICES LLC,
by

Name:
Title:

[Pitney Bowes – First Incremental Facility Amendment Signature Page]

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PB EQUIPMENT MANAGEMENT INC.,
by

Name:
Title:

PITNEY BOWES INTERNATIONAL HOLDINGS, INC.,
by

Name:
Title:

PB PROFESSIONAL SERVICES INC.,
by

Name:
Title:

B. WILLIAMS FUNDING CORP.,
by

Name:
Title:

PB WORLDWIDE INC.,
by

Name:
Title:

[Pitney Bowes – First Incremental Facility Amendment Signature Page]

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PITNEY BOWES PAYCO US INC.,
by

Name:
Title:

BORDERFREE, INC.,
by

Name:
Title:

NGS HOLDINGS, INC.,
by

Name:
Title:

NGS INTERMEDIATE HOLDINGS, INC.,
by

Name:
Title:

NEWGISTICS, INC.,
by

Name:
Title:

[Pitney Bowes – First Incremental Facility Amendment Signature Page]

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TACIT KNOWLEDGE, INC.,
by

Name:
Title:

[Pitney Bowes – First Incremental Facility Amendment Signature Page]

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JPMORGAN CHASE BANK, N.A., as Administrative Agent and Incremental Tranche B Term Lender
by

Name:
Title:

[Pitney Bowes – First Incremental Facility Amendment Signature Page]

1" = "1" "[[5256499]]" "" [[5256499]]

SCHEDULE I

Incremental Tranche B Term Lenders

Name	Incremental Tranche B Term Commitment
JPMorgan Chase Bank, N.A.	$850,000,000
Total	$850,000,000

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